UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

LASERLOCK TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Nevada	0-31927	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3112 M Street NW, Washington, D.C. 20007

(Address of Principal Executive Offices)

(202) 400-3700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2015, Mr. Paul F. Klapper advised Laserlock Technologies, Inc. (the “Company”) that he was resigning from the Board of Directors of the Company. The resignation was effective immediately and was not due to any disagreement with the operations, policies or practices of the Company.

As a result of Mr. Klapper’s resignation, there is a vacancy on the Board of Directors of the Company, and, at this time, the Company does not intend to fill the vacancy created by Mr. Klapper’s resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2015

LASERLOCK TECHNOLOGIES, INC.

By:	/s/ Neil Alpert
Neil Alpert
President and CEO

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